                                                                   EXHIBIT-10.16

                      SMALL BUSINESS LOAN FUND CORPORATION

                                 LOAN AGREEMENT

      This Loan Agreement is entered into by and among SMALL BUSINESS LOAN FUND CORPORATION, a governmental agency and public instrumentality of the State of Rhode Island having a principal place of business located at One West Exchange Street, Providence, Rhode Island 02903 (the "Lender"), and NETWORK SIX, INC., a Rhode Island Corporation having its chief executive office at 475 Kilvert Street, Warwick, Rhode Island 02886 (the "Borrower") in connection with Borrower's Two Hundred Fifty Thousand Dollar ($250,000.00) loan (the "Loan") from Lender of even date herewith.

Section 1. Recitals.

      1.1 Borrower has this day executed and delivered to Lender a Promissory
Note in the original principal amount of Two Hundred Fifty Thousand Dollars ($250,000.00) evidencing the Loan (the "Note");

      1.2 The Note is secured or supported, inter alia, by:

      (a) a Security Agreement of even date herewith between Borrower and Lender with respect to the personal property described therein (the "Security Agreement")

the Note and all such other documents being sometimes hereinafter collectively referred to as the "Loan Documents".

Section 2. Agreement

      Borrower and Lender make this Agreement in order to provide financing for the purposes described in Section 4.1 hereof, and Lender agrees to make the Loan upon and subject to all the terms and conditions set forth herein and in the Loan Documents.

Section 3. Representations and Warranties

      Borrower hereby represents and warrants to Lender, which representations and warranties shall survive the making of the Loan:

      3.1 That Borrower (if Borrower is a corporation) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Rhode Island and has all requisite power and authority to own all of its properties and assets and to carry on its business as it is now being conducted and has full power and authority to place mortgages and liens upon its assets subject to the liens referenced in Exhibit A which is attached hereto and incorporated herein by reference ("Senior Liens") and to borrow funds secured thereby;

      3.2 That Borrower is duly qualified and/or registered to do business and in good standing in all jurisdictions where such qualifications or registration is required, including, without limitation, the State of Rhode Island, if the state of Borrower's incorporation or creation is other than Rhode Island;

      3.3 That the execution and delivery of the Loan Documents to which Borrower is a signatory and the consummation of the transactions contemplated thereby do not violate any provisions of Borrower's Articles of Incorporation, bylaws, or partnership agreement, as the case may be, or any provision of, or result in the acceleration of any obligation of Borrower under, any deed of trust or mortgage, lien, lease, agreement, instrument, arbitration award, judgment or decree to which Borrower is a party or by which Borrower is bound, and with respect to which Borrower has not obtained a written waiver, and do not violate or conflict with any other restriction of any kind or character to which Borrower is subject;

      3.4 That the Loan is being made to Borrower in furtherance of legitimate purposes of Borrower and all actions required by law, by Borrower's Articles of Incorporation, bylaws, partnership agreement or otherwise, to authorize execution and delivery of the Loan Documents to which Borrower is a signatory or signatories thereof on behalf of Borrower have been taken, and that such Loan Documents constitute the valid and binding obligations of Borrower, enforceable in accordance with their respective terms.

      3.5 That there are no actions, suits or proceedings pending or, to the knowledge of Borrower, threatened against or affecting Borrower, or the properties or other assets of Borrower before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which if determined adversely to Borrower would have a material adverse effect on the financial condition, properties or operations of Borrower other than as heretofore disclosed to the Lender;

      3.6 That neither Borrower nor any corporation, partnership, or other legal entity in which Borrower is a principal is now in default of any of their obligations and agreements, and no condition exists, which, with the passage of time or giving of notice or both, would constitute such a default, other than as heretofore disclosed to the Lender.

Section 4. Covenants and Agreements

      4.1 The proceeds of the Loan shall be used solely for hire additional highly trained network specialists (4-6) to expand current marketing efforts and modify computer programs to accommodate year 2000 and that Borrower shall, if requested by Lender, provide to Lender documentation in form reasonably satisfactory to Lender showing that the proceeds of the Loan were so used.

      4.2 Borrower shall maintain or cause to be maintained hazard, liability and other insurance policies as required by the Loan Documents.

      4.3 Borrower shall deliver to Lender within ninety (90) days of the close of Borrower's fiscal year, the consolidated and consolidating financial statements of Borrower, including, without limitation, a balance sheet and income statement, prepared on a review basis by a firm of independent public accountants selected by Borrower and approved by Lender. Borrower shall also deliver to Lender (i) within forty five (45) days of the close of each of Borrower's fiscal quarters, financial statements including, without limitation, a balance statement, and income statement certified to by Borrower's president or chief financial officer for the fiscal year to date; (ii) such other information bearing on the financial condition of Borrower and its business operations as Lender may reasonably request; and (iii) annual employment reports in form satisfactory to Lender detailing the number of employees of Borrower, the change in such number over the course of the applicable year and the average wages of such employees.

      4.4 Borrower shall cause to be provided to Lender such financial information with respect to any person now or hereafter liable absolutely or contingently, for the whole or part of the indebtedness evidenced by the Note (an "Other Liable Party") including, without limitation, any guarantor(s) thereof, as Lender shall reasonably request, including, without limitation, the information required of Borrower by Section 4.3 above.

      4.5 Borrower shall maintain its principal office and operating facilities within the State of Rhode Island.

      4.6 Borrower shall maintain at its principal operating facilities located at 475 Kilvert Street, Warwick, Rhode Island 02886, all assets utilized in connection with the operation of its business, except as specifically permitted by an instrument in writing executed by Lender or except in the ordinary course of business.

      4.7 The Loan Documents shall be duly executed or shall be caused to be duly executed by the Borrower and every Other Liable Party, together with such additional supporting documents as Lender or its counsel may now or hereafter request.

      4.8 Borrower will promptly notify Lender of any condition or event which constitutes, or would constitute with the passage of time or giving of notice or both, an Event of Default under the Note or any of the other Loan Documents, and promptly inform Lender of any events or changes in the financial condition of Borrower or any Other Liable Party occurring since the date of the last financial statements of Borrower or such Other Liable Party delivered to Lender, which individually or cumulatively when viewed in light of prior financial statements of Borrower or such Other Liable Party delivered to Lender, may result in a material adverse change in the financial condition of Borrower or such Other Liable Party.

      4.9 Borrower shall, annually before January 31, provide the Lender an employment report compassing states goals with results obtained.

      4.10 The Borrower shall not, without prior written consent of the Lender, sell the Borrower or substantially all of the assets thereof.

      4.11 The Borrower shall not, without the prior written consent of the Lender, move or transfer any of the Borrower's business or its assets out of the State of Rhode Island unless in the ordinary course of business.

Section 5. Additional Representations, Warranties and Covenants of Borrower

      5.1 The Borrower is now in compliance with, and will at all times comply with (i) Title VI of the Civil Rights Act of 1964, as amended; and (ii) R.I.G.L. ss.28-6.1-1, as amended;

      5.2 Borrower is now in compliance with, and will at all times comply with all applicable federal, state and local laws, regulations and ordinances relating to environmental matters, hazardous waste and hazardous materials of any kind and will obtain all necessary permits and certificates for all environmental requirements.

      5.3 That the Loan will not result, directly or indirectly, in the permanent relocation of jobs from one labor area to another.

      5.4 Borrower shall obtain Flood Hazard Insurance when reasonably required by Lender or by applicable law.

      5.5 Borrower will insure access for the handicapped if the project financed in whole or in part by the Loan involves construction with respect to facilities to which the public will have access.

      5.6 Borrower will whenever possible, and in good faith, give consideration for employment to the long-term underemployed and unemployed residing in the Rhode Island area for any qualified Rhode Island positions.

      5.7 Borrower shall undertake Affirmative Action Programs designed to eliminate patterns and practices of discrimination.

      5.8 Borrower further covenants and agrees that if requested by Lender, Borrower will present evidence of Borrower's compliance with any of the provisions of this Section 5.

Section 6. Miscellaneous

      6.1 The law governing this Agreement shall be the substantive law of Rhode Island determined without resort to the state's conflict of law rules.

      6.2 All rights of Lender hereunder shall inure to the benefit of its successors and assigns, and all obligations of Borrower hereunder shall bind its, his, her or their successors and assigns.

      6.3 Lender shall not be deemed to have waived or amended any of its rights or remedies under any of the Loan Documents except by written instrument duly executed by a duly authorized officer of Lender.

      IN WITNESS WHEREOF, the Borrower and Lender have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives on this 21st day of September, 1998.


WITNESS:                             LENDER:

                                     SMALL BUSINESS LOAN FUND
                                     CORPORATION


/s/ [ILLEGIBLE]                      By: /s/ [ILLEGIBLE]
---------------------------              ----------------------------

                                     Its:  Administrator

                                     BORROWER:

                                     NETWORK SIX, INC.

/s/ [ILLEGIBLE]                      By: /s/ Dorothy M. Cipolla
---------------------------              ----------------------------

                                     Its: Treasurer

                                    EXHIBIT A

Senior Liens shall include:

      1. Any and all liens resulting from a loan agreement entered into between PrinVest Financial Corp., a New Jersey corporation, and the Borrower hereof dated December 31, 1997 any successor bank or institutional lender for financing to be used by the Borrower in conjunction with its day to day business operations, which financing is or may be secured by Borrower's grant of a first position security interest in all accounts receivable and work in progress of the Borrower.

      2. Any and all equipment leases presently existing and any other equipment leases entered into by the Borrower after the date hereof.

      3. An assignment of certain litigation proceeds by Borrower to Lockhead Martin IMS Corporation dated December 24, 1997.

      4. A financing arrangement between the Borrower and Unisys Corporation relating to a contract between Borrower and the State of Maine dated April 11, 997 which is identified as the "Maine Automated Child Welfare Information System Contract" and evidenced by financing statement 665667 and 665719 filed with the Rhode Island Secretary of State.

                      SMALL BUSINESS LOAN FUND CORPORATION

                                 PROMISSORY NOTE

$250,000.00                                       September 21, 1998
                                                  Providence, Rhode Island

      FOR VALUE RECEIVED, NETWORK SIX, INC., a Rhode Island corporation, having a principal place of business located at 475 Kilvert Street, Warwick, Rhode Island 02886 (hereinafter referred to as "Maker"), jointly and severally, if more than one, promises to pay to the order of SMALL BUSINESS LOAN FUND CORPORATION, a governmental agency and public instrumentality of the State of Rhode Island having a principal place of business located at One West Exchange Street, Providence, Rhode Island 02903 (hereinafter referred to as "Payee"), the principal sum of Two Hundred Fifty Thousand Dollars ($250,000.00), payable at the times hereinafter specified, together with interest, in arrears, from the date hereof on the unpaid principal balance from time to time outstanding and on all unpaid installments of interest, whether before or after the maturity of or default under this note, at the rate of nine and one half percent (9.50%) per annum.

      All interest payable hereunder shall be computed on the basis of the actual number of days elapsed using a three hundred sixty (360) day year.

      Principal and interest hereunder shall be payable in 59 consecutive equal monthly installments of $5,250.47 each, commencing on the 21st day of October, 1998 and continuing on the same day of each month thereafter through and including the 21st day of August, 2003, and in one (1) final installment of the entire unpaid balance of principal and interest on the 21st day of September, 2003.

      The entire principal balance, together with all unpaid interest, fees, expenses and other charges, if not sooner paid, shall in any event be paid on September 21, 2003.

      All sums payable hereunder are payable in lawful money of the United States of America and in immediately available funds at the above stated office of Payee or such other place or places as Payee, its successors or assigns (hereinafter sometimes the "Holder") may designate in writing.

      This note may be prepaid at any time, in whole or in part, without penalty or premium, provided that Maker gives to the Holder not less than ten (10) days prior written notice thereof. All such partial payments, if applied to principal pursuant to the terms of this Note, shall be applied against installments of principal in the inverse order of their maturity.

      All sums paid under this note shall be applied first to any interest, fees, expenses and other charges then due and unpaid, in such order as the Holder shall determine, with the remaining balance, if any, to be applied to unpaid principal.

      Whenever a day on which payment of interest and/or principal required to be made hereunder falls on a Saturday, Sunday or public holiday, such payment shall be due on the next following normal business day, and where time is extended for the payment of principal by virtue of the due date thereof falling on a Saturday, Sunday or public holiday, such extended time shall be included in the computation of interest.

      This note is referred to in a certain Loan Agreement (the "Agreement") between Maker and Payee of even date herewith and is in all respects subject to the provisions thereof.

      This note is secured or supported by inter alia (check appropriate box or boxes)

      |X| a Security Agreement between Maker and Payee of even date herewith, granting a security interest in personal property described therein; all of which documents, agreements and instruments listed above are hereinafter collectively referred to as the "Security Instruments".

      Payee and any successor Holder may assign, transfer or negotiate this note and any security for the performance of Maker's obligations hereunder, and in such event all the provisions of this note and the Security Instruments shall inure to the benefit of and may be exercised by or on behalf of the successor Holder, and all payments of principal and of interest due and to become due under this note after the date of such assignment shall not thereafter be subject to any defense, counterclaim or set-off which Maker may have against any prior Holder.

      The occurrence of any one or more of the following events will constitute an Event of Default hereunder:

      1. Nonpayment of any installment of principal and/or interest due under this note when it shall become due and payable (no prior demand therefor being necessary) and such nonpayment shall have continued for more than ten (10) days.

      2. Nonpayment of any other sum payable under the Agreement, this note, any of the Security Instruments or any other documents, instruments or agreements ("Other Documents") now or hereafter securing this note or executed by Maker or any other person, corporation or other entity now or hereafter liable, absolutely or contingently, for the whole or any part of the indebtedness evidenced by this note, including, without limitation, any guarantor(s) hereof (an "Other Liable Party") in connection herewith, and such nonpayment shall have continued for more than ten
(10) days after written notice thereof by Holder to Maker.

      3. Nonperformance or nonobservance of any of the other covenants, agreements, or conditions of the Agreement, any of the Security Instruments or any of the Other Documents after the expiration of applicable grace periods, if any, and such nonperformance or nonobservance shall have continued for more than thirty (30) days after written notice thereof by Holder to Maker.

      4. The occurrence of any "Event of Default" under the Agreement, any of the Security Instruments or any of the Other Documents, or the occurrence of any event or condition which would entitle Holder to exercise any of its remedies under the Agreement, any of the Security Instruments or any of the Other Documents.

      5. The cancellation, lapse or termination of any insurance coverage required to be maintained by Maker under the Agreement, any of the Security Instruments or any of the Other Documents which is not reinstated or replaced during applicable grace periods.

      6. Any real or personal property, mortgaged, pledged or otherwise given to secure this note or any portion thereof or any interest therein is conveyed, voluntarily encumbered or otherwise transferred in any way without the prior written consent of Holder, except as may be specifically provided or described in the Agreement or the Security Instruments.

      7. Breach of or the proving false or misleading, in any material respect, of any representation or warranty now or hereafter made to any Holder by, on behalf of, or for the benefit of Maker, or contained in:

      (a) the Agreement;

      (b) any of the Security Instruments or Other Documents;

      (c) this note; or

      (d) any loan application, statement, financial statement, certificate or other document, agreement or instrument furnished, signed or executed in connection herewith by the Maker or, on behalf of or for the benefit of the Maker at the request of Maker.

      8. The occurrence of any "event of default" under any document, agreement or instrument now or hereafter (a) evidencing or securing any other obligation or indebtedness of Maker or any Other Liable Party, to Holder now existing or hereafter arising or (b) evidencing any obligation or other indebtedness secured in whole or in part by any or all of the real or personal property covered by any of the Security Instruments, or the nonpayment, nonperformance or nonobservance of any of the covenants, agreements or conditions of any such documents, agreements or instruments, which nonpayment, nonperformance or nonobservance shall have continued beyond the expiration of any applicable grace or notice period and the occurrence of any event or condition which would entitle the obligee of or under any such documents, agreements or instruments to exercise any of its default remedies thereunder.

      9. Nonpayment of any indebtedness in excess of Fifty Thousand Dollars ($50,000.00) of the Maker or any Other Liable Party (other than this note or the other indebtedness referred to in the preceding paragraph) if the effect of such nonpayment is to accelerate the maturity of such indebtedness or to permit the holder thereof to cause such indebtedness to become due prior to the stated maturity thereof.

      10. (a) (i) The insolvency or inability of Maker or any Other Liable Party to pay his or its debts as they mature; (ii) the appointment of a receiver, trustee, custodian or other fiduciary for, or for any of the property of, Maker or any Other Liable Party; (iii) the making of an assignment for the benefit of creditors, or the making of or entering into a trust mortgage or deed or other instrument of similar import for the benefit of creditors, by Maker or any Other Liable Party; or (iv) the convening of a meeting of the creditors, or the selection of a committee representing the creditors of Maker or any Other Liable Party; or

      (b) The filing by Maker or any Other Liable Party of a petition, complaint, motion or other pleading seeking any relief under any receivership, insolvency, or debtor relief law, or seeking any readjustment of indebtedness, reorganization, composition, extension or any similar type of relief, or the filing of a petition, complaint, or motion under any chapter of the federal bankruptcy code, 11 U.S.C. ss.101 et seq., as the same now exists or may hereafter by amended (the "Bankruptcy Code"); or

      (c) The filing against Maker or any Other Liable Party of a petition, complaint, motion or other pleading seeking any relief under any receivership, insolvency, or debtor relief law, or under any chapter of the Bankruptcy Code, or seeking any readjustment of indebtedness, reorganization, composition, extension or any similar type of relief, or the entry of any order for relief under any chapter of the Bankruptcy Code; provided, however, that if Maker shall immediately notify Holder in writing of the filing of any such petition, complaint, motion or other pleading against Maker or, any Other Liable Party, and shall provide evidence satisfactory to Holder that Maker or such Other Liable Party, as the case may be, has in good faith and within ten (10) days after the filing of any such petition, complaint, motion or other pleading filed an answer thereto contesting same, then there shall be no Event of Default under this subparagraph (c) until the earliest of (i) the entry of an order for relief or a judgment under any proceedings referred to in this subparagraph (c), (ii) the appointment of a receiver, trustee, custodian or other fiduciary in any such proceeding, or (iii) the expiration of a period of thirty (30) days, at the end of which such petition, complaint, motion or other pleading remains undismissed; or

      (d) The entry of any judgment in excess of Fifty Thousand Dollars ($50,000.00) against, or the attachment or garnishment of any of the property, goods or credits of Maker or any Other Liable Party which remains unpaid, unstayed, undismissed or unbonded for a period of sixty (60) days (excluding any judgment in the Hawaii litigation); or if any foreclosure is commenced (by judicial proceedings, by publication of notice pursuant to a power of sale or otherwise) against Maker under any mortgage, deed of trust or security agreement granted by Maker and is not dismissed or terminated within thirty (30) days after such commencement.

      11. The dissolution, liquidation or termination of existence of Maker or any Other Liable Party or a sale of all or substantially all of the assets of Maker or any Other Liable Party out of the ordinary course of business.

      12. Any material adverse change in the financial condition of, or any act or omission of Maker or any Other Liable Party, which leads Holder reasonably to believe that performance of any of the covenants, agreements, or conditions of the Loan Agreement, this note, the Security Instruments or any Other Document, is or may be substantially impaired.

      13. If Maker fails to notify Holder in writing within ten (10) days of the occurrence of any event or condition of which Maker is aware which constitutes an Event of Default, or which with the passage of time or giving of notice or both would constitute an Event of Default, and together with such notice, furnish a written statement to Holder which shall set forth the details of any action Maker proposes to take with respect thereto.

      14. If Maker is a corporation, the merger or consolidation with any corporation by Maker, without the written consent of the Holder.

      Upon the occurrence of any Event of Default, this note, at the option of the Holder, shall become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by Maker and by every Other Liable Party. The Holder's failure to exercise such option shall not constitute a waiver of the right to exercise it at any other time. Irrespective of the exercise or nonexercise of the foregoing option, in the event that any payment herein provided for shall become overdue for more than five (5) days a "late charge" of five percent (5%) of the overdue payment shall become immediately due and payable to the Holder as liquidated damages for failure to make prompt payment, and the same shall be secured by the Security Instruments.

      No renewal or extension granted, or any indulgence shown to, or any release of, or any dealings between the Holder and any other person, corporation, or entity now or hereafter interested in this note or in the property securing this note, whether as owner, encumbrancer, grantor, or otherwise, shall discharge, extend or in any way affect the obligations of Maker or any Other Liable Party hereunder.

      Maker shall remain primarily liable on this note and the Security Instruments given to secure the same until full payment, unaffected by any alienation of all or any part of the property securing this note, by any agreement or transaction between any Holder and any alienee as to payment of principal, interest or other monies, by any forbearance or extension of time, guaranty or assumption by others, or by any other matter, as to all of which notice is hereby waived by Maker.

      Maker will pay the reasonable legal and other fees and expenses of the Holder reasonably incurred in connection with or incidental to (i) the negotiation, closing and administration of the loan evidenced by this note, and
(ii) the enforcement of any of the obligations of Maker or any Other Liable Party or rights of the Holder under this note, the Security Instruments or any other agreement, document or instrument now or hereafter executed in connection herewith, by litigation or otherwise; and all such fees and expenses shall be indebtedness under this note and shall be secured by the Security Instruments.

      All provisions of this note, the Agreement and the Security Instruments are expressly subject to the condition that in no event, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Payee hereunder and deemed interest under applicable law exceed the maximum rate of interest on the unpaid principal balance of this note allowed by applicable law (the "Maximum Allowable Rate"), which shall mean the law in effect on the date of this note, except that if there is a change in such law which results in a higher Maximum Allowable Rate being applicable to this note, then this note shall be governed by such amended law from and after its effective date. In the event that fulfillment of any provision of this note, the Agreement or any of the Security Instruments results in the interest rate hereunder being in excess of the Maximum Allowable Rate, the obligation to be fulfilled shall automatically be reduced to eliminate such excess. If, notwithstanding the foregoing, Payee or any successor Holder receives an amount which under applicable law would cause the interest rate hereunder to exceed the Maximum Allowable Rate, the portion thereof which would excessive shall automatically be applied to and be deemed a prepayment of the unpaid principal balance of this note and not a payment of interest.

      All obligations of Maker hereunder are the joint and several obligations of all persons or entities executing this note, and all references to Maker herein shall be deemed to refer to all of them, each of them and any of them.

      This note may not be modified or terminated orally.

      This note has been executed and delivered in Rhode Island and for all purposes shall be enforced and construed in accordance with the substantive law of the State of Rhode Island, without resort to Rhode Island's conflict of laws rules.

      IN WITNESS WHEREOF, Maker has executed this note or caused this note to be executed by its duly authorized representatives, under seal, on the date first written above.

Witnessed by:                        NETWORK SIX, INC.


/s/ [ILLEGIBLE]                      By: /s/ Dorothy M. Cipolla
----------------------------             -------------------------------
                                                               Treasurer

                      SMALL BUSINESS LOAN FUND CORPORATION

                               SECURITY AGREEMENT

      THIS AGREEMENT is made this 21st day of September, 1998, by and between NETWORK SIX, INC., a Rhode Island corporation having its chief executive office and principal place of business at 475 Kilvert Street, Warwick, Rhode Island 02886 (hereinafter referred to as "Debtor"), and SMALL BUSINESS LOAN FUND CORPORATION, a governmental agency and public instrumentality of the State of Rhode Island having a principal place of business at One West Exchange Street, Providence, Rhode Island 02903 (hereinafter referred to as "Secured Party").

      For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1. Definitions

      1.1 "Accounts Receivable" includes all accounts, contract rights, notes, drafts, acceptances, and all forms of obligations and receivables now or hereafter owed or belonging to Debtor for Inventory sold or for services rendered, all guaranties and security therefor, all right, title and interest of Debtor in the Inventory which gave rise thereto, including the right of stoppage in transit, and all rights of the Debtor, earned or yet to be earned under contracts to sell Inventory and/or other goods or to render services.

      1.2 "Inventory" includes all inventory, including, all goods, merchandise, raw materials, work in process, finished goods, supplies, materials used or consumed in connection with the production thereof, and other tangible personal property now owned or hereafter acquired by Debtor and held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in the business of Debtor as well as contracts and contract rights with respect thereto, documents representing the same, and the proceeds thereof.

      1.3 "Equipment" includes all machinery, equipment, furniture and fixtures now owned or hereafter acquired by Debtor and all spare and replacement parts and tools therefore, (including, without limiting the generality of the foregoing, all equipment listed on any schedule attached hereto).

      1.4 "Intangible Property" includes all instruments, documents of title, warehouse receipts, bills of lading, policies and certificates of insurance, securities, chattel paper, deposits, cash, patents, trademarks, copyrights, trade secrets, income tax refunds, proceeds of insurance, contract rights, choses in action, books and records (wherever located and in whatever form they are evidenced or stored), general intangibles and all other property now or hereafter owned by Debtor or in which it may have an interest, including without limitation, all of the Debtor's right, title and interest in and to any litigation proceeds payable to Debtor from the State of Hawaii or otherwise in connection with the Debtor's contract with the State of Hawaii for the Development and Implementation of a Statewide Comprehensive Automated Child Support System.

      1.5 "Licenses" includes all municipal, state and federal licenses and permits on which Debtor is named or in which Debtor has an interest.

      1.6 "Senior Liens" include any and all liens listed on Exhibit A which is attached hereto and incorporated herein by reference.

Section 2. Security Interest

      2.1 Debtor hereby grants to Secured Party subject to all Senior Liens and any equipment leases of the Debtor (" Equipment Leases"), a second position security interest in, a general lien upon and a right of offset against all of the following property (the "Collateral"), now owned or hereafter acquired by
Debtor:

                               |X| all Accounts Receivable;
             check if          |X| all Inventory;
             applicable        |X| all Equipment;
                               |X| all Intangible Property;
                               |X| all Licenses;

and any and all additions and accessions to and substitutions for and proceeds (including, without limitation, insurance proceeds) and products of the foregoing.

      2.2 The security interest granted hereby is to secure payment and performance of all Obligations at any time owing by Debtor to Secured Party. The term "Obligations" as used in this Security Agreement means and includes all loans, advances, debts, liabilities, obligationsand covenants owing by Debtor to Secured Party of every kind and description (whether or not evidenced by any note or other instrument and whether or not for the payment of money), direct or indirect, (whether as principal debtor, guarantor, or otherwise), absolute or contingent, due or to become due, now existing or hereafter arising, including, without limitation, the payment of the promissory note (the "Note") of the Debtor of even date herewith in the principal amount of Two Hundred Fifty Thousand Dollars ($250,000.00), and the payment and performance by Debtor of all additional obligations contained or referred to in the Note, in this Agreement, or in any other document, instrument, or agreement securing the Note or the loan evidenced thereby or executed in connection with the Note or the loan evidenced thereby, any debt, liability or obligation owing from Debtor to others which Secured Party may have obtained by assignment or otherwise, and further including, without limitation, all interest, reasonable fees, charges, attorneys' fees, court costs and expenses of whatever kind incident to the collection of the Obligations and the enforcement and protection of the security interest created hereby, all future advances and interest thereon made by Secured Party for taxes, levies, insurance and repairs to or maintenance of the Collateral, all other monies heretofore or hereafter advanced by Secured Party to or for the account of Debtor at the option of the Secured Party, and all other present or future liabilities and indebtedness of Debtor to Secured Party of any nature whatsoever, liquidated or unliquidated, absolute or contingent and any extensions or renewals thereof.

Section 3. Representations and Warranties

      Debtor represents and warrants as follows:

      3.1 Debtor has the power and authority to own the Collateral, subject to any and all Senior Liens, to enter into and perform this Agreement and any other document, instrument or agreement delivered in connection herewith and to incur the Obligations.

      3.2 Debtor has not acquired any of the stock or assets of any other person or entity nor been the surviving entity in a merger, except as follows:

      Acquisitions:

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

       Mergers:


      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      3.3 Debtor utilizes no trade names in the conduct of its business, except as follows:

      Trade Names

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      3.4 Debtor has filed all federal, state and local tax returns and other reports it is required to file and has paid all taxes, assessments and other governmental charges now due and payable.

Section 4. Representations, Warranties and Covenants

      Debtor represents, warrants and covenants as follows:

      4.1 Except for the security interest granted hereby, and except for Senior Liens, Debtor has, and in the case of after-acquired Collateral, will have good and marketable title to the Collateral free from any adverse lien, security interest or encumbrance; and that Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

      4.2 All warranties, representations, statements and other information furnished to Secured Party by Debtor or on behalf of Debtor at the Debtor's request, are and will be when the same are made or furnished by Debtor accurate and complete in all material respects.

      4.3 The chief executive office of Debtor is as stated above, and Debtor will not change such chief executive office without thirty (30) days prior written notice to Secured Party.

      4.4 The Collateral is and will be kept at Debtor's address listed above, and that Debtor will not remove any of the Collateral from said location without the prior written consent of Secured Party, except Inventory, sold in the ordinary course of business.

      4.5 Except as indicated in Section 4.1 above, no financing statement, tax lien or other lien, claim or encumbrance covering any of the Collateral or any proceeds thereof is on file in any public office, and that at the request of Secured Party, Debtor will join with Secured Party in executing one or more financing statements pursuant to the Uniform Commercial Code in form satisfactory to Secured Party and will pay the cost of filing the same in all public offices wherever filing is deemed by Secured Party to be necessary or desirable; and Debtor hereby irrevocably constitutes and appoints any officer of Secured Party. Debtor's attorney-in-fact to execute and file in the name and on behalf of Debtor such financing statement or statements in the event Debtor refuses or fails to do so, provided that the Secured Party shall subordinate the same to all Senior Liens.

      4.6 Debtor will not sell, pledge, hypothecate, encumber, assign, or offer to sell or otherwise transfer the Collateral or any interest therein after the date hereof without the prior written consent of Secured Party, except in the ordinary course of business, and except that the Debtor may at any time refinance Senior Lien with PrinVest to obtain new financing as provided on Exhibit A as a Senior Lien for which the Debtor may give a first priority security interest Accounts Receivables and work in progess without the prior written consent of Secured Party. A sale in the ordinary course of business does not include, inter alia, a transfer in partial or total satisfaction of a debt. Lender agrees to subordinate its interest in the accounts receivable and work in progress to any such bank or institutional Lender.

      4.7 Debtor shall maintain insurance at all times with respect to the Collateral against loss by fire (including so-called extended coverage), theft, and such other casualties as Secured Party may require in a sum not less than the replacement cost of the Collateral, In addition Debtor will have and maintain, in such form and with such companies and in such amounts as shall be reasonably satisfactory to Secured Party, insurance against such other losses as may be reasonably required by Secured Party or as are customarily maintained by similar businesses operating in similar localities and under similar conditions as Debtor, including by way of illustration and not of limitation, flood, public liability, personal property, theft, workmens' compensation and collision insurance. Each and every policy of insurance (except workman's compensation) shall insure Secured Party's interest regardless of any breach or violation by Debtor of any warranties, declarations or conditions contained in such policies.

      All policies of such insurance shall be in such form as shall be reasonably satisfactory to Secured Party, shall be made payable in case of loss to Secured Party, shall provide that the same may not be altered or cancelled by the insurer except after thirty (30) days prior written notice to

Secured Party, and such certificates as Secured Party may from time to time request, shall be delivered to Secured Party, to be held as collateral security for the Obligations. Debtor shall have free choice of agent and insurer through or by which such insurance is to be placed or written provided said insurer is authorized to write such insurance in the State in which the Collateral is located, as a licensed resident agent in said state, and has, at all times while this Agreement is in effect, a general policy-holder's rating of A or A+ in Best's latest rating guide. If any proceeds under any insurance policies are paid to Secured Party while any Obligations are outstanding, Secured Party shall, unless Event of Default has occurred and is continuing, pay over such proceeds to Debtor for the purpose of replacing the lost, damaged, or destroyed Collateral with respect to which such proceeds are paid. Upon an Event of Default, payment may be made to Debtor at the option of the Secured Party or shall be applied to Debtor's Obligations. Upon Event of Default, Secured Party, in its discretion, may act as attorney for Debtor in obtaining, adjusting, settling, and cancelling such insurance. If Debtor fails to procure or maintain such insurance, Secured Party shall have the right, but not the obligation, to effect such insurance, in which event Debtor shall repay to Secured Party the cost thereof immediately upon demand, and until repaid these amounts shall be added to the unpaid principal balance of the Note, shall bear interest at rate of interest set forth in the Note and together with such interest shall be secured by this Agreement and by any other agreements securing the Note.

      4.8 Except as indicated in Section 4.1 above, the Collateral is now in good order and repair, and that Debtor will keep the Collateral in good order and repair and free from any adverse lien, security interest and encumbrance (except Senior Liens) and will not waste or destroy the Collateral or operate or use the Collateral in violation of any statute or ordinance.

      4.9 Debtor will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon any note or notes evidencing the Obligations.

      4.10 Debtor will permit Secured Party, through its authorized attorneys, accountants and representatives, to inspect and examine the Collateral and/or books, accounts, records, ledgers and assets of every kind and description of Debtor with respect to the Collateral at all reasonable times upon reasonable notice, and to make copies and extracts from such books, accounts, records and ledgers.

      4.11 Debtor will, at all times and from time to time at the request of Secured Party, do, make, and execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Secured Party reasonably deems necessary or appropriate to more completely perfect or maintain perfected its security interest in the Collateral subject to Senior Liens and/or to otherwise further vest in and assure to Secured Party its rights hereunder and in or to the Collateral and the proceeds and products thereof.

      4.12 Debtor hereby authorizes Secured Party to file financing and continuation statements with respect to the Collateral in accordance herewith without the signature of Debtor whenever lawful.

      4.13 If all or any portion of the Collateral is a motor vehicle or vehicles otherwise subject to any certificate of title law, Debtor will cause the interest of Secured Party to be noted thereon, and Secured Party, to the extent permitted by law, shall hold the original Certificate of Title until payment in full of the Obligations.

Section 5. Discharge of Liens

      At its option, Secured Party may discharge taxes, liens, or security interests or other encumbrances at any time levied or placed on the Collateral, and may pay for the maintenance and preservation of the Collateral. Any payment made or expense incurred by Secured Party pursuant to this provision shall be repaid to Secured Party immediately upon demand and until repaid, these amounts shall be added to the unpaid principal balance of the Note, shall bear interest at the rate of interest set forth in the Note together with such interest shall be secured by this Agreement and by any other documents, instruments or agreements now or hereafter securing the Note.

Section 6. Possession by Debtor

      Until the occurrence of an Event of Default hereunder, Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with (i) any policy of insurance thereon, (ii) this Agreement or (iii) the Loan Agreement of even date herewith between Secured Party and Debtor.

Section 7. Events of Default

      Debtor shall be in default under this Agreement upon the occurrence of any of the following "Events of Default": 1. Default in the payment of any amounts due under the Note, whether at the due date thereof after applicable grace periods or by acceleration or otherwise, no prior demand therefor being necessary, such non-payment having continued for ten (10) days; 2. Default in the payment when due of any other Obligations, such Default continuing beyond any applicable grace period, such Default having continued for ten (10) days after written notice thereof by Secured Party to Debtor; 3. Nonperformance or nonobservance of any of the covenants, agreements or conditions of this Agreement, and such nonperformance or nonobservance shall have continued for more than thirty (30) days after written notice except as otherwise provided herein; ; 4. The proving false of any material representation or warranty contained herein or in any other document, instrument or agreement now or hereafter entered into between Debtor and Secured Party or given by or on behalf of Debtor to Secured Party; 5. Substantial loss, theft, damage or destruction of the Collateral not covered by insurance; or 6. The occurrence of an "Event of Default" as defined in the Note.

Section 8. Remedies

      Upon the occurrence of an Event of Default and at any time thereafter Secured Party may while such default continues declare all Obligations secured hereby immediately due and payable without presentment, demand, protest or other notice of any kind, and all of which expressly waived. Secured Party in addition to such other rights and remedies as are or may be set forth in this Agreement or in any other document, agreement or instrument between Debtor and Secured Party or in the Note, may exercise and shall have the rights and remedies of a secured party under the Uniform Commercial Code in effect in Rhode Island at the time of such default. Without limiting the generality of the foregoing, Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party.

      Secured Party will give Debtor notice of the time and place of any public sale thereof or the time at which any private sale or any other intended disposition thereof is to be made. The requirements of notice shall be met if such notice is mailed, postage prepaid, to Debtor at its address set forth or other address Debtor provides the Secured Party in writing above at least ten
(10) days before the time of the sale or disposition. Debtor shall pay to Secured Party on demand any and all expenses including all reasonable attorneys' fees and legal expenses incurred or paid by Secured Party in protecting or enforcing its rights, powers and remedies hereunder or under any other document, instrument or agreement between Debtor and Secured Party or the Note, or in any way connected with any proceeding or action by whomsoever initiated concerning the protection or enforcement of such rights, powers and remedies by Secured Party.

      Debtor understands and agrees that Secured Party may exercise its rights hereunder without giving Debtor any opportunity for a hearing to be held before Secured Party, through judicial process or otherwise, may take possession of the Collateral upon the occurrence of an Event of Default and Debtor expressly waives the right, if any, to such prior hearing.

Section 9. Accounts Receivable

      Only upon the Event of Default and while such default continues, and subject to all rights of Senior Liens in the Collateral:

      9.1 If all or any portion of the Collateral is Accounts Receivable, Debtor hereby irrevocably appoints Secured Party and any other person whom Secured Party may from time to time designate, with full power and authority, acting in its own name or in the name of the Debtor;

      9.1.1 to endorse Debtor's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into Secured Party's possession; to sign Debtor's name on any invoice or bill of lading relating to any Accounts Receivable, on drafts against customers; on schedules and assignments of Accounts Receivable, on notice of assignment, financing statements, and other public records, on verifications of accounts and on notices to customers; to notify the post office authorities to change the address for delivery of Debtor's mail to an address designated by Secured Party; to receive, open and dispose of all mail addressed to Debtor; to send requests for verification of Accounts Receivable to customers of account debtors; and to do all things necessary to carry out this Agreement;

      9.1.2 to obtain from any computer or other billing agency or service any and all information relating to the Accounts Receivable, including without limiting the generality of the foregoing, copies of all trial balances, aging reports, summary reports, and lists containing the names and addresses of account debtors;

      9.13 to insert in any mailing being made by Debtor or on behalf of Debtor to account debtors, such notices, letters, flyers or other notifications or insertions as Secured Party may desire; and

      9.1.4 to notify account debtors, or to require Debtor to notify account debtors, that the Accounts Receivable have been assigned to, and are payable directly to Secured Party.

      9.2 Debtor hereby ratifies and approves all acts of such attorney and agrees that neither Secured Party nor any other such attorney shall be liable for any acts or omissions nor for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as any Accounts Receivable assigned to Secured Party or in which Secured Party has a security interest remain unpaid or until the Obligations have been fully satisfied.

      9.3 As long as Secured Party does not request that any of the account debtors on the Accounts Receivable be notified of the assignment thereof to Secured Party, Debtor shall make collections on the Accounts Receivable. After notification of account debtors pursuant to Section 9.1.4 above, if Debtor receives any payments from account debtors, Debtor shall hold the proceeds received in trust for Secured Party without commingling the same with other funds of Debtor, and turn over such proceeds to Secured Party in the exact form in which they are received. If any of said collections include checks, drafts or other payments payable to Debtor, they shall be duly endorsed by Debtor. Secured Party being authorized to endorse in the name of Debtor any instruments delivered to Secured Party unendorsed. All proceeds so received by Secured Party shall be applied by Secured Party to the payment of the Obligations in such order as Secured Party shall determine in its discretion.

Section 10. Miscellaneous

      10. 1 The captions in this Agreement are for convenience and reference only and do not define, limit or describe the scope of the provisions hereof.

      10.2 The provisions of this Agreement may not be modified or terminated orally. Secured Party shall not be deemed to have waived or amended any of its rights or remedies hereunder unless such waiver or amendment be in writing and signed by it. No delay or omission on the part of the Secured Party in exercising any such right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or a waiver of the same right or remedy on any future occasion.

      10.3 The rights and remedies provided the Secured Party in this Agreement and in any other document, instrument or agreement between the parties hereto shall be cumulative and shall be in addition to and not in derogation of any rights or remedies provided Secured Party in any such other document, instrument or agreement or under applicable law or otherwise.

      10.4 All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all Obligations of Debtor hereunder shall bind its heirs, executors, administrators, successors and assigns.

      10.5 Every word herein purporting to the neuter gender only shall extend to and include males and females and every word herein importing the singular number only shall be construed to extend to and include the plural number also.

      10.6 In the event any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall be valid and enforceable to the fullest extent permitted by law.

      10.7 The law governing this Agreement shall be the substantive law of the State of Rhode Island determined without resort to the state's conflict-of-laws rules.

      Notwithstanding any of the foregoing provisions, this Agreement shall at all times be subordinate to any Senior Liens Debtor has in effect as of the date of this Agreement or enters into after the date of this Agreement, including the refinancing of the PrinVest Lien listed on Exhibit A.

      IN WITNESS WHEREOF, Debtor and Secured Party have executed this Security Agreement, under seal, on the day and year first above written.

WITNESS:                             DEBTOR:

                                     NETWORK SIX, INC.


/s/ [ILLEGIBLE]                      By: /s/ Dorothy M. Cipolla
----------------------------             -------------------------------
                                                               Treasurer

                                     SECURED PARTY:

                                     SMALL BUSINESS LOAN FUND
                                        CORPORATION


/s/ [ILLEGIBLE]                      By: /s/ [ILLEGIBLE]
----------------------------             -------------------------------
                                                 Administrator

                                    EXHIBIT A

Senior Liens shall include:

      1. Any and all liens resulting from a loan agreement entered into between PrinVest Financial Corp., a New Jersey corporation, and the Maker hereof dated December 31, 1997 any successor bank or institutional lender for financing to be used by the Borrower in conjunction with its day to day business operations, which financing is or may be secured by Borrower's grant of a first position security interest in all accounts receivable and work in progress of the Borrower.

      2. Any and all equipment leases presently existing and any other equipment leases entered into by the Borrower after the date hereof.

      3. An assignment of certain litigation proceeds by Borrower to Lockhead Martin IMS Corporation dated December 24, 1997.

      4. A financing arrangement between the Borrower and Unisys Corporation relating to a contract between Borrower and the State of Maine dated April 11, 997 which is identified as the "Maine Automated Child Welfare Information System Contract" and evidenced by financing statement 665667 and 665719 filed with the Rhode Island Secretary of State.

      4.2 All warranties, representations, statements and other information furnished to Secured Party by Debtor or on behalf of Debtor at the Debtor's request, are and will be when the same are made or furnished by Debtor accurate and complete in all material respects.

      4.3 The chief executive office of Debtor is as stated above, and Debtor will not change such chief executive office without thirty (30) days prior written notice to Secured Party.

      4.4 The Collateral is and will be kept at Debtor's address listed above, and that Debtor will not remove any of the Collateral from said location without the prior written consent of Secured Party, except Inventory, sold in the ordinary course of business.

      4.5 Except as indicated in Section 4.1 above, no financing statement, tax lien or other lien, claim or encumbrance covering any of the Collateral or any proceeds thereof is on file in any public office, and that at the request of Secured Party, Debtor will join with Secured Party in executing one or more financing statements pursuant to the Uniform Commercial Code in form satisfactory to Secured Party and will pay the cost of filing the same in all public offices wherever filing is deemed by Secured Party to be necessary or desirable; and Debtor hereby irrevocably constitutes and appoints any officer of Secured Party, Debtor's attorney-in-fact to execute and file in the name and on behalf of Debtor such financing statement or statements in the event Debtor refuses or fails to do so, provided that the Secured Party shall subordinate the same to all Senior Liens.

      4.6 Debtor will not sell, pledge, hypothecate, encumber, assign, or offer to sell or otherwise transfer the Collateral or any interest therein after the date hereof without the prior written consent of Secured Party, except in the ordinary course of business, and except that the Debtor may at any time refinance Senior Lien with PrinVest to obtain new financing as provided on Exhibit A as a Senior Lien for which the Debtor may give a first priority security interest Accounts Receivables and work in progess without the prior written consent of Secured Party. A sale in the ordinary course of business does not include, inter alia a transfer in partial or total satisfaction of a debt. Lender agrees to subordinate its intent in the accounts receivable and work in progress to any such bank or institutional Lender.

      4.7 Debtor shall maintain insurance at all times with respect to the Collateral loss by fire (including so-called extended coverage), theft, and such other casualties as Secured Party may require in a sum not less than the replacement cost of the Collateral. In addition Debtor will have and maintain, in such form and with such companies and in such amounts as shall be reasonably satisfactory to Secured Party, insurance against such other losses as may be reasonably required by Secured Party or as are customarily maintained by similar businesses operating in similar localities and under similar conditions as Debtor, including by way of illustration and not of limitation, flood, public liability, personal property, theft, workmens' compensation and collision insurance. Each and every policy of insurance (except workman's compensation) shall insure Secured Party's interest regardless of any breach or violation by Debtor of any warranties, declarations or conditions contained in such policies.

      All policies of such insurance shall be in such form as shall be reasonably satisfactory to Secured Party, shall be made payable in case of loss to Secured Party, shall provide that the same may not be altered or cancelled by the insurer except after thirty (30) days prior written notice to

Secured Party, and such certificates as Secured Party may from time to time request, shall be delivered to Secured Party, to be held as collateral security for the Obligations. Debtor shall have free choice of agent and insurer through or by which such insurance is to be placed or written provided said insurer is authorized to write such insurance in the State in which the Collateral is located, as a licensed resident agent in said state, and has, at all times while this Agreement is in effect, a general policy-holder's rating of A or A+ in Best's latest rating guide. If any proceeds under any insurance policies are paid to Secured Party while any Obligations are outstanding, Secured Party shall, unless Event of Default has occurred and is continuing, pay over such proceeds to Debtor for the purpose of replacing the lost, damaged, or destroyed Collateral with respect to which such proceeds are paid. Upon an Event of Default, payment may be made to Debtor at the option of the Secured Party or shall be applied to Debtor's Obligation. Upon Event of Default, Secured Party, in its discretion, may act as attorney for Debtor in obtaining, adjusting, settling, and cancelling such insurance. If Debtor fails to procure or maintain such insurance, Secured Party shall have the right, but not the obligation, to effect such insurance, in which event Debtor shall repay to Secured Party the cost thereof immediately upon demand, and until repaid these amounts shall be added to the unpaid principal balance of the Note, shall bear interest at rate of interest set forth in the Note and together with such interest shall be secured by this Agreement and by any other agreements securing the Note.

      4.8 Except as indicated in Section 4.1 above, the Collateral is now in good order and repair, and that Debtor will keep the Collateral in good order and repair and free from any adverse lien, security interest and encumbrance (except Senior Liens) and will not waste or destroy the Collateral or operate or use the Collateral in violation of any statute or ordinance.

      4.9 Debtor will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon any note or notes evidencing the Obligations.

      4.10 Debtor will permit Secured Party, through its authorized attorneys, accountants and representatives, to inspect and examine the Collateral and/or books, accounts, records, ledgers and assets of every kind and description of Debtor with respect to the Collateral at all reasonable times upon reasonable notice, and to make copies and extracts from such books, accounts, records and ledgers.

      4.11 Debtor will, at all times and from time to time at the request of Secured Party, do, make, and execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Secured Party reasonably deems necessary or appropriate to more completely perfect or maintain perfected its security interest in the Collateral subject to Senior Liens and/or to otherwise further vest in and assure to Secured Party its rights hereunder and in or to the Collateral and the proceeds and products thereof.

      4.12 Debtor hereby authorizes Secured Party to file financing and continuation statements with respect to the Collateral in accordance herewith without the signature of Debtor whenever lawful.

                                    EXHIBIT A

Senior Liens shall include:

      1. Any and all liens resulting from a loan agreement entered into between PrinVest Financial Corp., a New Jersey corporation, and the Maker hereof dated December 31, 1997 any successor bank or institutional lender for financing to be used by the Borrower in conjunction with its day to day business operations, which financing is or may be secured by Borrower's grant of a first position security interest in all accounts receivable and work in progress of the Borrower.

      2. Any and all equipment leases presently existing and any other equipment leases entered into by the Borrower after the date hereof.

      3. An assignment of certain litigation proceeds by Borrower to Lockhead Martin IMS Corporation dated December 24, 1997.

      4. A financing arrangement between the Borrower and Unisys Corporation relating to a contract between Borrower and the State of Maine dated April 11, 997 which is identified as the "Maine Automated Child Welfare Information System Contract" and evidenced by financing statement 665667 and 665719 filed with the Rhode Island Secretary of State.

                                NETWORK SIX, INC.

                            CERTIFICATE OF SECRETARY

      I, Dorothy M. Cipolla, do hereby certify that I am the duly elected, qualified and acting Secretary of Network Six, Inc. (the "Corporation"), a Rhode Island corporation, and that the resolutions set forth in this certificate were adopted by the written consent of all of the Board of Directors of the Corporation dated September 21, 1998:

      RESOLVED: That the Corporation is hereby authorized to borrow from Small Business Loan Fund Corporation of Rhode Island (the "Lender") the aggregate principal amount of up to Two Hundred Fifty Thousand Dollars ($250,000.00) and, in connection therewith, to execute, deliver and perform a term loan agreement between the Corporation and Lender pursuant to which the Lender will lend to the Corporation up to Two Hundred and Fifty Thousand Dollars ($250,000.00) (the "Loan Agreement"), a Two Hundred Fifty Thousand Dollar ($250,000.00) Term Promissory Note (the "Note"), and a Security Agreement securing repayment of the same (the "Security Agreement").

      RESOLVED: That the President or Treasurer of the Corporation be, and each of them acting alone hereby is authorized to execute in the name and deliver on behalf of the Corporation one or more counterparts of the Loan Agreement, the Note, and the Security Agreement, to be in form and substance as may be approved by the officer executing the same, his or her execution thereof to be deemed conclusive evidence of such approval and of his or her authority hereunder.

      RESOLVED: That the several officers of the Corporation be and each of them acting alone hereby is authorized to execute such instruments and take such other actions in the name and on behalf of the Corporation as they or any one of them may deem necessary or appropriate to carry out the terms of the Loan Agreement, the Note, and the Security Agreement, including without limitation, the execution, acknowledgment and delivery of any and all agreements, certificates, instruments and other documents as they or any one of them shall deem necessary or appropriate.

      And I do hereby certify that the following are the officers of the Corporation and that they have been elected to serve in the capacities set forth opposite their names until such time as their successors have been duly elected and qualified:

            Kenneth C. Kirsch        -     President

            Donna J. Guido           -     Vice President

            Dorothy M. Cipolla       -     Secretary and Treasurer

      IN WITNESS WHEREOF, I have executed this Certificate of Secretary on the 21st day of September, 1998.


                                     /s/ Dorothy M. Cipolla
                                     ------------------------------
                                     Secretary

                            CERTIFICATE OF SECRETARY
                                       OF
                                NETWORK SIX, INC.

      The undersigned, being the duly elected Secretary of Network Six, Inc., a Rhode Island corporation (the "Corporation"), hereby certifies that the copy of the by-laws of the Corporation attached hereto as Exhibit A is a true and accurate copy of said by-laws as of this date, the originals being kept with the Corporation's minutes in the offices of Gaebe & Kezirian, 128 Dorrance Street, Providence, RI 02903.

      IN WITNESS WHEREOF, the undersigned has set her hand this 21 day of September, 1998.


                                     /s/ Dorothy M. Cipolla
                                     ------------------------------
                                     Dorothy M. Cipolla, Secretary

                         INTERCREDITOR AGREEMENT BETWEEN

                          BUSINESS DEVELOPMENT COMPANY

                               OF RHODE ISLAND AND

                      SMALL BUSINESS LOAN FUND CORPORATION

      Agreement entered into this 21st day of September, 1998, by and between Business Development Company of Rhode Island, a Rhode Island corporation with its office at 40 Westminster Street, Suite 702, Providence, Rhode Island 02903 ("BDC") and Small Business Loan Fund Corporation, a Rhode Island governmental instrumentality with an office at One West Exchange Street, Providence, Rhode Island 02903 ("SBLFC")

                                   WITNESSETH:

      WHEREAS, NETWORK SIX, INC., a Rhode Island corporation with offices at 475 Kilvert Street, Warwick, Rhode Island 02886 ("Borrower"), has obtained term loan financing in the original principal sum of $250,000 from BDC ("BDC Term Loan"), such BDC Term Loan to be secured by a lien interest in all of the Borrower's presently owned and hereafter acquired fixtures, tangible and intangible personal property (the "Collateral"); and

      WHEREAS, the Borrower has obtained financing in the original aggregate principal amount of $250,000 from SBLFC (the "SBLFC Loan"), such SBLFC Loan to be secured by a lien interest in all of the Collateral; and

      WHEREAS, BDC and SBLFC agree that it is in their best interest to enter into an Intercreditor Agreement governing their relationship;

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Consent to Grant of Security Interest. SBLFC consents to the granting by the Borrower to BDC of a security interest in and to all the Collateral and the proceeds thereof, as security for the BDC Term Loan. BDC consents to the granting by the Borrower to SBLFC of a security interest in and to all the Collateral and the proceeds thereof, as security for the SBLFC Loan.

      2. Pari Passu. In consideration of the premises, BDC and SBLFC hereby agree that BDC's security interest in the Collateral and products and proceeds thereof, shall be and hereby is pari passu with the security position for the SBLFC Loan.

      3. Primary Debt. BDC and SBLFC agree that each of their security documents and any amendments thereto will not, at any time, secure an amount greater than the Primary Debt. For purposes of this Agreement, the term "Primary Debt" shall mean:

                  (a) with respect to BDC, the amount of the BDC Term Loan,
            plus: (i) accrued and unpaid interest on and fees related to the BDC Term Loan; (ii) amounts advanced by BDC on behalf of the Borrower for taxes, insurance, maintenance or repairs relating to the Collateral; and (iii) other costs incurred by BDC, including but not limited to attorneys' fees, in protecting or realizing upon its liens or security interest


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

            under the documents, instruments, agreements, or other writings evidencing or securing the BDC Term Loan; and (b) with respect to SBLFC, the amount of the SBLFC Loan plus (i) accrued and unpaid interest on and fees related to the SBLFC Loan; (ii) amounts advanced by SBLFC on behalf of the Borrower for taxes, insurance, maintenance or repairs relating to the Collateral; and (iii) other costs incurred by SBLFC, including but not limited to attorneys' fees, in protecting or realizing upon its liens or security interest under the documents, instruments, agreements, or other writing evidencing or securing the SBLFC Loan.

      4. Relative Priorities. BDC and SBLFC agree that despite their respective secured positions concerning the Collateral, they wish to establish, as between them, and only between them, the order of priority as to the application of proceeds realized from any disposition of any secured party, or otherwise, of the Collateral. BDC and SBLFC agree that such proceeds shall be applied on a pari passu basis based upon the then outstanding respective amounts of the BDC Primary Debt and the SBLFC Primary Debt.

      Each of the parties hereto shall execute such instruments including, without limitation, those forms commonly referred to as "UCC-1" and/or "UCC-3" with respect to the priorities described and established in Paragraph 4, above, as the other reasonably may request from time to time.

      5. Exchange of Notices. Each of the parties shall provide the other with a copy of any notices of demand or default given the Borrower and shall provide the other with written notice of any acceleration in each event as and when effected or made by that party; provided, however, the failure to provide such notice shall not have adverse effect upon such demand, default, and/or acceleration.

      6. Exercise of Rights. BDC and SBLFC hereby agree:

                  (a) Each party shall upon request of the other party provide financial and/or audit information that has been obtained from the Borrower, directly or indirectly, unless prohibited by applicable law.

                  (b) The within Agreement is intended to reflect and restate the relative priorities and rights of the parties hereto, and is not intended to amend or modify any of the provisions of the instruments executed in connection with the loan arrangements between either BDC or SBLFC and the Borrower.

      7. Insurance Proceeds. The respective rights and priorities of the parties in and to any proceeds realized on account of any insured loss to all or any portion of the Borrower's assets are the same as the priorities set forth in Paragraph 4. above. Subject to the foregoing, in the event of any insured loss, the parties shall agree concerning their respective interest in the insurance proceeds arising therefrom, shall cooperate concerning the adjustment and collection of such loss, and shall cooperate concerning the collection of any check, draft, or other item which represents such insurance proceeds and the distribution of such proceeds amongst the parties.

      8. Duration. This Agreement and all obligations hereunder or with respect hereto, of the Borrower, BDC and SBLFC shall continue in full force and effect until payment in full of the SBLFC Loan.

      9. Notices. Notices and other correspondence concerning the within Agreement shall be given to the following addresses, each of which may be changed upon seven (7) days prior written notice to all others by certified mail, return receipt requested:

      If to SBLFC:

              Small Business Loan Fund Corporation
              One West Exchange Street
              Providence, RI 02903
              Attention: John F. Sheehan

      If to BDC:

              Business Development Company of Rhode Island
              40 Westminster Street, Suite 702
              Providence, RI 02903
              Attention: Peter C. Dorsey, Jr.
                         Vice President

      10. Independent Parties. BDC and SBLFC each acknowledge that the other party maintains and manages its own independent relationship with the Borrower and that neither BDC nor SBLFC is the agent of any other party.

      IN WITNESS WHEREOF, the parties have executed the within Agreement on the date first above written.

                                     BUSINESS DEVELOPMENT
                                     COMPANY OF RHODE ISLAND
                                     ("BDC")


                                     By: /s/ [ILLEGIBLE]
                                         ----------------------------------
                                     Title: President
                                            -------------------------------

                                     SMALL BUSINESS LOAN FUND
                                     CORPORATION


                                     By: /s/ [ILLEGIBLE]
                                         ----------------------------------
                                     Title: Administrator
                                            -------------------------------

      Borrower hereby consents to the terms of the above Agreement and specifically consents to the provisions contained in Paragraph 6(a) and 6(b).

                               NETWORK SIX, INC.
                               ("Borrower")

                               By: /s/ Dorothy M. Cipolla
                                   ----------------------------------------
                               Title: TREASURER
                                      -------------------------------------


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